UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  11/03/2005

PW Eagle, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-18050

Minnesota	41-1642846
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1550 Valley River Drive, Eugene, Oregon 97401
(Address of Principal Executive Offices, Including Zip Code)

541-343-0200
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On November 3, 2005, PW Eagle, Inc. issued a press release announcing its financial results for the three and nine month periods ended September 30, 2005. A conference call regarding these financial results will be held on November 4, 2005 at 9:00 a.m. (Central Time). The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

The information contained in this Report on Form 8-K, including the Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01.    Financial Statements and Exhibits

(a) Financial statements: None.
(b) Pro forma financial information: None.
(c) Exhibits: 99.1 Press Release dated November 3, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

PW Eagle, Inc.

Date: November 03, 2005.	By:	/s/ Scott Long
Scott Long
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release Dated November 3, 2005